Prospectus Supplement

May 10, 2010

Morgan Stanley Institutional Fund Trust

Supplement dated May 10, 2011 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 31, 2011 of:

Limited Duration Portfolio

The following disclosure is hereby added as the first sentence of the third paragraph in the section of the Prospectus titled "Portfolio Summary—Principal Investment Strategies":

The Portfolio may invest in high yield securities (commonly referred to as "junk bonds").

The following disclosure is hereby added following the third paragraph in the section of the Prospectus titled "Fund Summary—Principal Risks":

• High Yield Securities. The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

The following disclosure is hereby added following the third sentence of the first paragraph in the section of the Prospectus titled "Details of the Portfolios—Limited Duration Portfolio—Approach":

The Portfolio may invest in high yield securities (commonly referred to as "junk bonds").

The following disclosure is hereby added following the fifth paragraph in the section of the Prospectus titled "Details of the Portfolios—Limited Duration Portfolio—Principal Risks":

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Please retain this supplement for future reference.

  IFTFISPT 5/11

Statement of Additional Information Supplement

May 10, 2011

Morgan Stanley Institutional Fund Trust

Supplement dated May 10, 2011 to the Statement of Additional Information dated January 31, 2011 of:

Morgan Stanley Institutional Fund Trust

The Board of Trustees of Morgan Stanley Institutional Fund Trust has approved investment by the Limited Duration Portfolio in high yield securities. Accordingly, an "x" is hereby added under the Limited Duration Portfolio next to "High Yield Securities" in the chart included in the section titled "The Portfolios' Investments and Strategies—Fixed Income Portfolios."

Please retain this supplement for future reference.